Exhibit 10.1
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT is made and dated as of December 27, 2012 (the “Amendment”) among BOYD GAMING CORPORATION, a Nevada corporation (the “Borrower”), the various financial institutions parties hereto (collectively, the “Lenders”), and BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as L/C Issuer and amends that certain Second Amended and Restated Credit Agreement dated as of December 17, 2010 (as the same may be further amended or modified from time to time, the “Credit Agreement”).
R E C I T A L S
WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:
1.Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.
2.    Amendment. Upon the occurrence of the Amendment Effective Date (defined below), the Credit Agreement is hereby amended as follows:
2.1    The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Consolidated EBITDA” means, for any period, the Borrower and its Restricted Subsidiaries’ consolidated earnings (including net earnings attributable to noncontrolling interests held by third parties in Restricted Subsidiaries) before interest expense, taxes, depreciation, amortization, non-cash rent expense, preopening expenses, share-based compensation expense, non-cash change in value of derivative instruments, interest costs associated with derivative instruments not otherwise included in interest expense, non-cash litigation accruals, charges for the early retirement of debt, non-recurring non-cash losses (or gains), acquisition and merger related charges, and extraordinary items, all as determined in accordance with GAAP (“EBITDA”), plus, (a) cash dividends and distributions paid to the Borrower and its Restricted Subsidiaries from any Person that is not a Restricted Subsidiary, provided that the cumulative amount of such cash dividends and distributions included in Consolidated EBITDA shall not exceed the cumulative amount of the Borrower’s and its Restricted Subsidiaries’ share of the Consolidated EBITDA of such Person, plus (or minus) without duplication, (b) the EBITDA during such twelve month period for any Restricted Subsidiary acquired (or disposed of) by the Borrower or any of its Restricted Subsidiaries (including the acquisition or disposition of substantially all of the assets of a Person by the Borrower or any of its Restricted Subsidiaries) during such period, in either

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case, plus (or minus) (c) any loss (or gain) arising from a change in GAAP, plus (d) 50% of Borgata EBIT to the extent that on the date of determination Borgata is not a Restricted Subsidiary and no Event of Default under and as defined in Borgata’s bank credit agreement has occurred and is continuing (provided that for the fiscal quarter ending December 31, 2012 through the fiscal quarter ending September 30, 2013, Borgata EBIT shall be computed by including the four fiscal quarters with the highest Borgata EBIT out of the most recently ended five fiscal quarters), plus (e) after the same shall have been open for at least one full calendar month, the annualized pro forma EBITDA of any new Venture of the Borrower and its Restricted Subsidiaries (including the Dania Jai Alai development project) plus (f) the annualized pro forma EBITDA attributable to the management fees paid in cash or to be paid in cash pursuant to any Management Agreement executed during such period (as if such Management Agreement had been in effect as of the first day of such period), and plus (or minus) (g) any non-cash loss, costs or expenses (or non-cash gain or income) resulting from an earn out obligation or other contingent consideration. “Consolidated EBITDA” shall exclude the Consolidated EBITDA of each Unrestricted Subsidiary and all Subsidiaries of any Unrestricted Subsidiary. If and to the extent that any non-cash litigation accruals have not been included in the computation of Consolidated EBITDA, the amount of any non-appealable judgment or the cash payment in respect of any settlement or judgment in respect thereof (net of any assets acquired in connection with such settlement or judgment) in any future period shall be subtracted from Consolidated EBITDA.
2.2    The definition of “Interest Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Interest Coverage Ratio” means, for any period, the ratio of (a) twelve month trailing Consolidated EBITDA to (b) the sum of (i) consolidated interest expense (as defined in GAAP) plus (ii) interest costs associated with derivative instruments not otherwise included in interest expense, but excluding any non-cash change in value of derivative instruments and non-cash derivative instruments fair value adjustments, in each case, of the Borrower and its Restricted Subsidiaries for such period. Gains and losses arising out of the termination of derivative instruments shall not constitute interest expense or interest costs. Consolidated interest expense shall exclude (A) the interest expense and any such interest costs of each Unrestricted Subsidiary and all Subsidiaries of Unrestricted Subsidiaries, and (B) non-cash interest expense resulting from earn out obligations and other contingent consideration.
2.3    Section 1.01 of the Credit Agreement is hereby amended by adding a new definition of “Management Agreement” in alphabetical order therein as follows:
“Management Agreement” means any agreement pursuant to which the Borrower or any of its Restricted Subsidiaries will receive management fees.
2.4    Section 7.10(a) of the Credit Agreement (Interest Coverage Ratio) is hereby amended and restated in its entirety as follows:

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“(a)    Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower set forth below to be less than the ratio set forth below opposite such period:

Quarter Ending	Minimum Interest Coverage Ratio
December 31, 2012 – March 31, 2013	2.00 to 1.00
June 30, 2013 and September 30, 2013 December 31, 2013 and thereafter	1.75 to 1.00 2.00 to 1.00”

2.5    The grid in Section 7.10(b) of the Credit Agreement (Total Leverage Ratio) is hereby amended and restated in its entirety as follows:

Four Fiscal Quarters Ending	Maximum Total Leverage Ratio
December 31, 2012 – September 30, 2013 December 31, 2013 March 31, 2014 – September 30, 2014	7.75 to 1.00 7.50 to 1.00 7.25 to 1.00
December 31, 2014 and March 31, 2015	7.00 to 1.00
June 30, 2015 and thereafter	6.75 to 1.00

2.6    Section 7.10(c) (Secured Leverage Ratio) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(c)    Secured Leverage Ratio. Permit the Secured Leverage Ratio on the last day of any period of four fiscal quarters of the Borrower set forth below to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Secured Leverage Ratio
December 31, 2012	4.25 to 1.00
March 31, 2013 – September 30, 2013 December 31, 2013 March 31, 2014 – December 31, 2014	4.50 to 1.00 4.25 to 1.00 4.00 to 1.00
March 31, 2015	3.75 to 1.00
June 30, 2015 and thereafter	3.50 to 1.00

3.    Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that, on and as of the date hereof, and after giving effect to this Amendment:

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3.1    Authorization. The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Borrower.
3.2    Binding Obligation. This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and general principles of equity.
3.3    No Legal Obstacle to Amendment. The execution, delivery and performance of this Amendment will not (a) contravene the Organizational Documents of the Borrower; (b) except where such conflict, breach or contravention or creation of Lien may not reasonably be expected to have a Material Adverse Effect, conflict with or result in any breach or contravention of, or the creation of any Lien under, (i) any Contractual Obligation to which such Person is a party, or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) except where such breach or contravention may not reasonably be expected to have a Material Adverse Effect, violate any Law. Except as have been obtained prior to the date hereof, no authorization or approval of any governmental authority is required to permit the execution, delivery or performance by the Borrower of this Amendment, or the transactions contemplated hereby, except that pursuant to regulation 8.130 of the Nevada Gaming Control Board a notice of the Borrower’s execution of this Amendment must be filed with the Nevada Gaming Control Board within the time periods prescribed therein, pursuant to Mississippi Gaming Commission Regulation II.I. Section 11 a notice and report of the material terms of this Amendment and certain related information must be filed with the Mississippi Gaming Commission within the time period prescribed therein and notice of the Borrower’s execution of this Amendment and of information relating thereto, including but not limited to the Lenders who are a party hereto must be filed with the New Jersey Casino Control Commission and the New Jersey Division of Gaming Enforcement within the time prescribed.
3.4    Incorporation of Certain Representations. After giving effect to the terms of this Amendment, the representations and warranties of the Borrower set forth in Article V of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.
3.5    Default. Both before and after giving effect to this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.
4.    Conditions, Effectiveness. This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”) upon satisfaction of each of the following conditions:
(a)    The Administrative Agent shall have received a Consent of Lender in the form of Exhibit B executed by the Required Lenders.

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(b)    All consents, licenses and approvals required in connection with the execution, delivery and performance by the Borrower of this Amendment shall have been received by the Borrower.
(c)    The Administrative Agent shall have received an affirmation letter substantially in the form of Exhibit A from each of the Guarantors.
5.    Miscellaneous.
5.1    Effectiveness of the Credit Agreement and other Loan Documents. Except as hereby expressly amended, the Credit Agreement, the Notes, the Pledge Agreement, the Security Agreement, each Deed of Trust, each Preferred Ship Mortgage, the Hazardous Materials Indemnity and the other Loan Documents shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.
5.2    Waivers. This Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Administrative Agent or the Lenders thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Required Lenders to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.
5.3    Loan Document. This Amendment is a Loan Document.
5.4    Counterparts. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
5.5    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of Nevada.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.
BOYD GAMING CORPORATION

By:     /s/ Keith Smith
Name: Keith Smith
Title: President and CEO

BANK OF AMERICA, N.A.,
as Administrative Agent

By:     /s/ Maurice Washington
Name: Maurice Washington
Title: Vice President

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EXHIBIT A
to First Amendment
to Second Amended and Restated Credit Agreement
___________, 2012

The Guarantors under the
hereinafter-described
Credit Agreement

Re:    Boyd Gaming Corporation
Gentlemen:
Please refer to (1) the Second Amended and Restated Credit Agreement, dated as of December 17, 2010 (the “Credit Agreement”), by and among BOYD GAMING CORPORATION, a Nevada corporation (the “Borrower”), the various financial institutions parties thereto (collectively, the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as L/C Issuer and (2) the Amended and Restated Guaranty dated December 17, 2010 from the addressees in favor of the Lenders and the Administrative Agent (the “Guaranty”). Pursuant to that certain First Amendment dated of even date herewith, a copy of which is attached hereto, certain terms of the Credit Agreement were amended. We hereby request that you (i) acknowledge and reaffirm all of your obligations and undertakings under the Guaranty and each other Loan Document to which you are a party, and (ii) acknowledge and agree that the Guaranty and each other Loan Document to which you are a party is and shall remain in full force and effect in accordance with the terms thereof.
Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.
BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

Exhibit A-1

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Acknowledged and Agreed to
as of the date hereof:

BLUE CHIP CASINO, LLC, an Indiana limited liability company

By:
Name:
Title:

BOYD ATLANTIC CITY, INC.,
a New Jersey corporation

By:
Name:
Title:

BOYD LOUISIANA RACING, LLC,
a Louisiana limited liability company

By:
Name:
Title:

BOYD RACING, L.L.C.,
a Louisiana limited liability company

By:
Name:
Title:

BOYD TUNICA, INC.,
a Mississippi corporation

By:
Name:
Title:

Exhibit A-2

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CALIFORNIA HOTEL AND CASINO, a Nevada corporation

By:
Name:
Title:

CALIFORNIA HOTEL FINANCE CORPORATION, a Nevada corporation

By:
Name:
Title:

COAST CASINOS, INC., a Nevada corporation

By:
Name:
Title:

COAST HOTELS AND CASINOS, INC., a Nevada corporation

By:
Name:
Title:

ECHELON RESORTS LLC,
a Nevada limited liability company

By:
Name:
Title:

M.S.W., INC.,
a Nevada corporation

By:
Name:
Title:

Exhibit A-3

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PAR-A-DICE GAMING CORPORATION,
an Illinois corporation

By:
Name:
Title:

RED RIVER ENTERTAINMENT OF SHREVEPORT, L.L.C., a Louisiana limited liability company

By:
Name:
Title:

SAM-WILL, INC.,
a Nevada corporation

By:
Name:
Title:

TREASURE CHEST CASINO, L.L.C.,
a Louisiana limited liability company

By:
Name:
Title:

BOYD BILOXI, LLC,
a Mississippi limited liability company

By:
Name:
Title:

Exhibit A-4

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EXHIBIT B
to First Amendment
to Second Amended and Restated Credit Agreement
CONSENT OF LENDER
Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of December 17, 2010 among Boyd Gaming Corporation, the Lenders party thereto and Bank of America, N.A., as Administrative Agent and as L/C Issuer.
The undersigned Lender hereby consents to the execution and delivery of the First Amendment to Second Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.
Dated: ______________, 2012
[Name of Institution]

By:
Name:
Title:

Exhibit B

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